SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                  Securities Exchange Act of 1934
                         ________________


Date of Report (Date of earliest event reported) September 30, 1996

                         ________________



                  THERMAL RESOURCES COMPANY LTD.,
           formerly known as Thermal Exploration Company
      (Exact name of registrant as specified in its charter)



    BRITISH COLUMBIA, CANADA         0-13933            N/A
(State of other jurisdiction       (Commission   (IRS Employer
of incorporation or organization)  File Number)  Identification
                                                       No.)


#1650 - 1185 West Georgia Street
Vancouver, British Columbia Canada                   V6E 4E6
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (604) 684-9497
                         ________________

                       THERMAL EXPLORATION COMPANY,
                         a California corporation

                            11525 Caroline Lane
                          Nevada City, CA  95659
   (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On September 30, 1996, Thermal Resources Company ("Thermal"), formerly Thermal Exploration Company, and Western Copper Holdings Limited ("Western Copper") received final regulatory approval to effect a shareholder-approved Plan of Reorganization and Arrangement (the "Arrangement"). Pursuant to the Arrangement, Thermal merged with and into a wholly-owned subsidiary of Western Copper and Thermal's shareholders (except for Western Copper) will receive one (1) common share of Western Copper and one (1) common share of Pacific Cascade Resources Corp. ("Pacific") for each five
(5) shares of common or preferred stock of Thermal.

     The Arrangement facilitates a merger between Thermal and a wholly-owned subsidiary of Western Copper which enables the utilization of the companies' respective 50% working interests in the Carmacks (Yukon) Copper Project and is expected to result in expedited Carmacks Project financing. In addition, the shareholders of Thermal will be able to participate in a potential exploration company through their ownership in Pacific.

          As a result of the approval and effecting the Arrangement, Thermal is no longer in existence and Western Copper, as successor in interest, will file periodic reports with the Commission. Western Copper's independent accountants are Coopers & Lybrand, Chartered Accountants, and Coopers & Lybrand will be auditing Thermal's financial statements for the year ended June 30, 1996 in connection with Thermal's final annual report on Form 10-KSB for such year end.

      Prior to effecting the Arrangement, Thermal's independent accountants were Deloitte & Touche, LLP. For the fiscal year ended June 30, 1995, Deloitte & Touche LLP's report included explanatory paragraphs concerning
(1) certain factors upon which the recovery of deferred exploration costs and mineral claims are dependent, (2) certain factors which raise substantial doubt about Thermal's ability to continue as a going concern, and (3) the restatement of the financial statements to present information as to Thermal's revenues, costs and cash flows in the development stage. There have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the Thermal's two most recent fiscal years.

     On September 30, 1996, as a result of the Arrangement, the relationship of Deloitte & Touche LLP and Thermal ended.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              THERMAL RESOURCES COMPANY LTD.,
                              a British Columbia corporation and
                              successor-in-interest to
                              Thermal Exploration Company,
                              a California corporation
                                    (Registrant)


                              DALE CORMAN

                              F. Dale Corman
                              President


Dated: October 2, 1996